UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2018
___________________________________________
CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
___________________________________________

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01	Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
On April 27, 2018, Carter Validus Operating Partnership II, LP (“CVOP II”), the operating partnership of Carter Validus Mission Critical REIT II, Inc. (the “Company”), and certain of the Company’s subsidiaries amended certain agreements related to the Company’s credit facility (the “KeyBank Credit Facility”) pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 27, 2018 to add BBVA Compass Bancshares, Fifth Third Bank, Mega International Commercial Bank Co., Ltd., United Community Bank, American Momentum Bank, First Tennessee Bank and Premier Bank as lenders and to increase the maximum commitments available under the KeyBank Credit Facility from $425,000,000 to an aggregate of up to $700,000,000, consisting of a $450,000,000 revolving line of credit, with a maturity date of April 27, 2022, subject to CVOP II’s right for one, 12-month extension period, and a $250,000,000 term loan, with a maturity date of April 27, 2023 (the “KeyBank Credit Facility Amendment”). Subject to certain conditions, the KeyBank Credit Facility can be increased to $1,000,000,000.
In connection with the KeyBank Credit Facility Amendment, the annual interest rate payable under the KeyBank Credit Facility was decreased to, at CVOP II’s option, either (a) the London Interbank Offered Rate, plus an applicable margin ranging from 1.75% to 2.25% (the margin rate was previously set at a range from 1.75% to 2.65%), which is determined based on the overall leverage of CVOP II; or (b) a base rate, which means, for any day, a fluctuating rate per annum equal to the prime rate for such day, plus an applicable margin ranging from 0.75% to 1.25% (the margin rate was previously set at a range from 0.75% to 1.65%), which is determined based on the overall leverage of CVOP II. Additionally, the requirement to pay a fee on the unused portion of the lenders’ commitments under the KeyBank Credit Facility (the “Unused Fee”) was reduced from 0.30% per annum to 0.25% per annum if the average daily amount outstanding under the KeyBank Credit Facility is less than 50% of the lenders’ commitments, and from 0.20% per annum to 0.15% per annum if the average daily amount outstanding under the KeyBank Credit Facility is greater than 50% of the lenders’ commitments. The Unused Fee is payable quarterly in arrears.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Credit Facility agreement. The amount of credit available under the KeyBank Credit Facility will be a maximum principal amount of the value of the assets that are included in the pool availability. Except as set forth in this Current Report on Form 8-K, the material terms of the KeyBank Credit Facility remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2015, which is incorporated herein by reference.
The material terms of the agreements discussed above are not complete and are qualified in their entirety by the KeyBank Credit Facility Amendment, Third Amended and Restated Contribution Agreement, Third Amended and Restated Unconditional Guaranty of Payment and Performance, Amended and Restated Revolving Credit Notes, Amended and Restated Term Loan A Notes, Third Amended and Restated Indemnity Regarding Hazardous Materials, Amendment to Collateral Assignment of Interests, and Third Amended and Restated Subordination of Advisory Fees, attached hereto as Exhibits 10.1 through 10.42 to this Current Report on Form 8-K, and are incorporated herein by reference.
On April 27, 2018, in connection with the KeyBank Credit Facility Amendment, described above, a wholly-owned subsidiary of CVOP II entered into a joinder agreement with KeyBank, as Administrative Agent (the "Joinder Agreement"), to become a subsidiary guarantor under the KeyBank Credit Facility Agreement and to add one healthcare property owned by HCII-1601 West Hebron Parkway, LLC to the collateralized pool of the KeyBank Credit Facility, which increased CVOP II’s total pool availability under the KeyBank Credit Facility by approximately $4,658,000.
In addition, CVOP II entered into an amendment to collateral assignment of interests dated as of April 27, 2018 with KeyBank, as Agent (the “Collateral Assignment Amendment”), to pledge CVOP II’s interest in the wholly-owned subsidiaries that are parties to the Joinder Agreement to KeyBank as collateral under the KeyBank Credit Facility Agreement. The material terms of the Joinder Agreement and Collateral Assignment Amendment are qualified in their entirety by the terms of the agreements attached hereto as Exhibit 10.43 and Exhibit 10.44, respectively, and are incorporated herein by reference.
As of May 3, 2018, CVOP II had a total pool availability under the KeyBank Credit Facility of $432,029,000 and an aggregate outstanding principal balance of $250,000,000. As of May 3, 2018, $182,029,000 remained to be drawn on the KeyBank Credit Facility.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1
Third Amended and Restated Credit Facility Agreement, dated April 27, 2018 by and among Carter Validus Operating Partnership II, LP, as Borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, KeyBank National Association, as Agent, and Capital One, National Association, Compass Bank and SunTrust Bank, as Co-Syndication Agents and KeyBanc Capital Markets, Inc., BBVA Compass Bancshares, Inc., Capital One, National Association and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and KeyBanc Capital Markets, Inc., as Sole Bookrunner and Fifth Third Bank and Hancock Bank, as Co-Documentation Agents.

10.2
Third Amended and Restated Contribution Agreement, dated April 27, 2018 by and among Carter Validus Operating Partnership II, LP, the Borrower, Carter Validus Mission Critical REIT II, Inc. and its Subsidiary Guarantors, collectively the Initial Guarantors, and each additional guarantor that may hereafter become a party to this agreement.

10.3
Third Amended and Restated Unconditional Guaranty of Payment and Performance, dated April 27, 2018, from Carter Validus Mission Critical REIT II, Inc., et al for the benefit of KeyBank National Association.

10.4	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to American Momentum Bank, the Payee, dated April 27, 2018.
10.5	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Cadence Bank, N.A., the Payee, dated April 27, 2018.
10.6	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Capital One, National Association, the Payee, dated April 27, 2018.
10.7	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Compass Bank, the Payee, dated April 27, 2018.
10.8	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Eastern Bank, the Payee, dated April 27, 2018.
10.9	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Fifth Third Bank, the Payee, dated April 27, 2018.
10.10	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to First Tennessee Bank, the Payee, dated April 27, 2018.
10.11	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to KeyBank, National Association, the Payee, dated April 27, 2018.
10.12	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Mega International Commercial Bank Co., LTD, the Payee, dated April 27, 2018.
10.13	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Providence Bank dba Premier Bank Texas, the Payee, dated April 27, 2018.
10.14	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Renasant Bank, the Payee, dated April 27, 2018.
10.15	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to SunTrust Bank, the Payee, dated April 27, 2018.
10.16	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Synovus Bank, the Payee, dated April 27, 2018.
10.17	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Texas Capital Bank, N.A., the Payee, dated April 27, 2018.
10.18	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to United Community Bank, the Payee, dated April 27, 2018.
10.19	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Valley National Bank, the Payee, dated April 27, 2018.
10.20	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Whitney Bank dba Hancock Bank, the Payee, dated April 27, 2018.
10.21	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Woodforest National Bank, the Payee, dated April 27, 2018.
10.22	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to American Momentum Bank, the Payee, dated April 27, 2018.
10.23	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Cadence Bank, N.A., the Payee, dated April 27, 2018.

10.24	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Capital One, National Association, the Payee, dated April 27, 2018.
10.25	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Compass Bank, the Payee, dated April 27, 2018.
10.26	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Eastern Bank, the Payee, dated April 27, 2018.
10.27	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Fifth Third Bank, the Payee, dated April 27, 2018.
10.28	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to First Tennessee Bank, the Payee, dated April 27, 2018.
10.29	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to KeyBank, National Association, the Payee, dated April 27, 2018.
10.30	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Mega International Commercial Bank Co., LTD, the Payee, dated April 27, 2018.
10.31	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Providence Bank dba Premier Bank Texas, the Payee, dated April 27, 2018.
10.32	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Renasant Bank, the Payee, dated April 27, 2018.
10.33	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to SunTrust Bank, the Payee, dated April 27, 2018.
10.34	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Synovus Bank, the Payee, dated April 27, 2018.
10.35	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Texas Capital Bank, N.A., the Payee, dated April 27, 2018.
10.36	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to United Community Bank, the Payee, dated April 27, 2018.
10.37	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Valley National Bank, the Payee, dated April 27, 2018.
10.38	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Whitney Bank dba Hancock Bank, the Payee, dated April 27, 2018.
10.39	Amended and Restated Term Loan A Note from Carter Validus Operating Partnership II, LP, the Maker, to Woodforest National Bank, the Payee, dated April 27, 2018.
10.40	Amended and Restated Swing Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to KeyBank National Association, the Payee, dated April 27, 2018.
10.41
Third Amended and Restated Indemnity Agreement Regarding Hazardous Materials, dated April 27, 2018 by and between Carter Validus Operating Partnership II, LP, the Borrower, Carter Validus Mission Critical REIT II, Inc. and its Subsidiary Guarantors, collectively the Initial Guarantors, and each additional guarantor that may hereafter become a party to this agreement.

10.42
Third Amended and Restated Subordination of Advisory Fees, dated April 27, 2018, by and among Carter Validus Operating Partnership II, LP, the Borrower, Carter Validus Mission Critical REIT II, Inc. and KeyBank National Association, as Agent.

10.43	Joinder Agreement, dated April 27, 2018, by HCII-1601 WEST HEBRON PARKWAY, LLC, to KeyBank National Association, as Agent.
10.44
Amendment to Collateral Assignment of Interests, dated April 27, 2018, by and between Carter Validus Operating Partnership II, LP, as Assignor, and KeyBank National Association, as Agent for itself and the other lenders from time to time a party to the KeyBank Credit Facility Amendment.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: May 3, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer